Exhibit 99.2
0 Supplemental Financial Presentation November 2023 Offering everyone a piece of the American spirit—one handshake at a time.

1 Important Information Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences; the Company’s ability to effectively execute on its growth strategy; the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see Item 1A, Risk Factors, of our Fiscal 2023 10-K.

2 $372 $374 $379 Low-End Guidance Actual High-End Guidance Q2 Fiscal 2024 Financial Results Q2 Total Sales ($M) Q2 GAAP EPS $0.84 $0.90 $0.90 Low-End Guidance High-End Guidance Actual $35 $38 $39 Low-End Guidance High-End Guidance Actual Q2 Income from Operations ($M) 9.5% of sales 10.0% of sales 10.3% of sales 5.8% growth 6.5% growth 7.8% growth

3 $168 $374 FY19 Q2 FY24 Q2 Q2 Fiscal 2024 vs. Five Years Ago Q2 Total Sales ($M) Q2 GAAP EPS $0.16 $0.90 FY19 Q2 FY24 Q2 123% Growth 17% CAGR 463% Growth 41% CAGR 232 371 FY19 Q2 FY24 Q2 Q2 Store Count 60% Growth 31 States 44 States

4 Morgan Wallen & Dallas Cowboys Partnerships Morgan Wallen 2024 Headline Tour Sponsor Dallas Cowboys Official Sponsor of the 2023-2024 Season

5 Strategic Initiatives Update 1 2 3 4 Expand Our Store Base Drive Same Store Sales Growth Continue Omni-Channel Leadership Build Out Exclusive Brand Portfolio

6 15% New Unit Growth 86 117 152 169 208 219 226 240 259 273 300 345 397 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Annual Store Count 1 1Represents management’s guidance to open 52 new stores in Fiscal 2024 (including Q2 FY24 YTD actual openings and its best estimate of future quarterly cadence), provided on the Company’s second quarter earnings call on November 2, 2023. 1 11 11 11 10 12 12 16 10 11 15 FY22 Q3 FY22 Q4 FY23 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 E FY24 Q4 E New Stores Opened by Quarter 1 1 1 1

7 1 Profitable New Units & Expanding Our National Footprint • 374 stores • 44 states • 86 stores • 8 states 2012 Today New Store Economics SqFt $1.7M ~$2.0M ~$3.3M 1st Year Sales $700K Investment Return on Investment Underwritten Projection Today 3yr Payback ~1.5yr Payback IPO Model $1.5M 32% 32% ~66% $1.5M 12K 12K 10K

8 1 New Store Prototype & Remodels Remodel Target Store Current Prototype Store

9 1 Looking Forward: 15% New Unit Growth 1Represents 15% new unit growth annually. 397 900 FY24 E FY25 FY26 FY27 FY28 FY29 FY30 The Path to 900 Stores1

10 -5.0% -2.6% 1.5% 1.1% -3.7% -7.3% -8.2% Apr May Jun Jul Aug Sep Oct 2 Store SSS% by Month FY23 8.1% 14.8% 8.1% 1.6% 4.4% 5.1% 1.5% 1.9% -3.2% 0.6% -1.9% -6.2% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY24 FY22 323.1% 98.2% 54.0% 74.8% 72.9% 55.5% 50.4% 56.7% 57.8% 38.2% 47.8% 17.3% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 1Represents preliminary retail store same store sales for October Fiscal 2024. Q2 SSS% Guidance 1.0% -4.0% -4.0% Stores are ~90% of FY24 Q2 Sales 1

② Over a Decade of Strong Sales Across Channels

Total Sales Growth %



38.2%
48.4%
16.4%
41.3%
10.7%
7.6%
14.6%
8.8%
5.7%
66.6%
11.4%
2.7%
FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E[1]

Consolidated SSS%



11.9%
6.7%
7.3%
-0.1%
0.3%
5.2%
10.0%
5.0%
3.1%
53.7%
-0.1%
-5.0%
FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E[1]

Retail Store SSS%



10.9%
6.8%
6.7%
-2.4%
-2.3%
6.1%
9.5%
4.5%
-1.1%
57.2%
1.8%
-4.0%
FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E[1]

E-commerce SSS%



31.7%
4.5%
20.9%
13.2%
13.6%
1.2%
12.2%
7.4%
23.6%
38.7%
-10.2%
-11.0%
FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E[1]

[1]Reflects the high end of the Company's guidance range provided on its November 2, 2023 earnings call.

11

12 +30bps +200bps (50)bps +360bps +50bps +50bps FY19 FY20 FY21 FY22 FY23 FY24 2 Q2 Merchandise Margin Expansion ~640bps Q2 Merchandise Margin Rate Growth over Six Years COVID

13 3 Omni-Channel Capabilities Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • • Mobile App • Range Finder (finite aisle) • WHIP (endless aisle) • Handheld Tablet Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Improve Online Profitability • Price above IMAP; respect MSRP on bootbarn.com • Improve ROAS (ROI)

14 3 Ecommerce SSS% by Month -19.1% -9.0% -3.5% -11.9% -13.0% -10.6% -16.7% Apr May Jun Jul Aug Sep Oct FY23 13.1% 8.5% 6.4% -3.0% -1.3% -13.5% -18.5% -25.4% -10.1% -16.3% -18.7% -19.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY24 FY22 26.1% -4.4% 10.2% 32.1% 40.3% 49.3% 55.5% 59.4% 42.4% 63.1% 57.2% 35.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 1Represents preliminary e-commerce same store sales for October Fiscal 2024. 1 Q2 SSS% Guidance -11.4% -12.0% -5.0% Ecommerce is ~10% of FY24 Q2 Sales

15 WESTERN COUNTRY ARTIST INSPIRED WORK RANCH & RODEO 4 Exclusive Brands Portfolio

16 3.0% 5.0% 7.0% 9.7% 11.1% 10.7% 13.5% 16.2% 22.0% 23.7% 28.3% 34.0% 39.0% FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Full Year Exclusive Brands Penetration % Margin enhancement ~1,000 bps vs. 3rd party brands $5 $12 $24 $39 $63 $67 $92 $126 $186 $212 $421 $564 $664 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Full Year Exclusive Brands Sales ($M) 4 1FY24 estimated 39.0% consolidated exclusive brand penetration reflects 500 basis points of growth over fiscal 2023 as provided in the Company’s guidance outlined on their November 2, 2023 earnings call. 1 1 32.3% 38.6% FY23 Q2 FY24 Q2 Q2 Exclusive Brands Penetration % Q2 Exclusive Brands Sales ($M) Over 600bps vs. LY $114 $145 FY23 Q2 FY24 Q2 Exclusive Brands Penetration Growth

17 FY24 Guidance

18 Full Year FY24 Financial Guidance Full Year FY24 Financial Guidance Low End ($M) High End ($M) High End Guidance Comments Total Net Sales Consolidated SSS% Store SSS% E-commerce SSS% Total Net Sales Growth % (includes sales from the 53rd week LY) New Store Openings $1,677 (6.5)% (5.5)% (13.0)% 1.2% 52 $1,702 (5.0)% (4.0)% (11.0)% 2.7% 52 Gross Profit % $618.5 36.9% $630.7 37.1% +190bps merchandise margin expansion including +130bps freight improvement (170)bps Buying/Occupancy/DC deleverage SG&A % $419.6 25.0% $420.8 24.7% Income from Operations % $198.9 11.9% $209.9 12.3% GAAP Earnings per Diluted Share $4.75 $5.00 Interest Expense of $2.4M Capital expenditures of $95M - $105M

19 Q3 FY24 Financial Guidance Q3 FY24 Financial Guidance Low End ($M) High End ($M) High End Guidance Comments Total Net Sales Consolidated SSS% Store SSS% E-commerce SSS% Total Net Sales Growth % New Store Openings $522 (10.5)% (9.5)% (15.5)% 1.4% 11 $535 (8.0)% (7.0)% (12.5)% 4.0% 11 Gross Profit % $197.8 37.9% $204.2 38.2% +310bps merchandise margin expansion including +260bps freight improvement (150)bps Buying/Occupancy/DC deleverage SG&A % $128.2 24.6% $129.4 24.2% Income from Operations % $69.6 13.3% $74.8 14.0% GAAP Earnings per Diluted Share $1.67 $1.79

20 National Leader in Attractive Market • Leading player in estimated $40 billion industry • Brick-and-mortar presence in 44 states and online sales in all 50 states plus international • Pressure-tested model World Class Omni-Channel Capabilities • Strong variety of omni-channel offerings in place • Ability to drive incremental traffic to stores • Improved customer satisfaction with added convenience and quicker delivery Strong New Unit Growth Opportunities • Proven ability to open stores in both new and existing markets • Store-preferred shopping experience • Minimal sales cannibalization from new stores Lifestyle Brand with Loyal Customer • Genuine lifestyle retail brand • Extremely loyal customers seeking authenticity • Lifestyle experience across stores, e-commerce and events Profit Enhancement Opportunities • Proven ability to drive merchandise margin expansion • Economies of scale in purchasing & ability to leverage expenses Investment Considerations Exclusive Brands • 1,000bps margin enhancement vs. 3rd party brands • Differentiated assortment to satisfy all customer segments • Proven supply chain reliability

21 investor.bootbarn.com